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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2005

Nortek, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-119902	05-0314991
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. OTHER EVENTS

On July 15, 2005, Nortek, Inc. announced that a company formed by its Linear LLC subsidiary has acquired the assets of Niles Audio Corporation, a supplier of speakers and audio and video distribution productions to the custom home installation market. A copy of the press release is attached as Exhibit 99.1 of this Form 8-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release, dated July 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               NORTEK, INC.

By: /s/Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

Date: July 15, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release, dated July 15, 2005.